UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 4, 2026 (June 3, 2026)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 3, 2026, Rimini Street, Inc., a Delaware Corporation (the “Company”), held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live audio webcast. A total of 92,556,379 shares of common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding and entitled to vote as of April 15, 2026, the record date for the Annual Meeting. There were 82,124,591 shares of Common Stock represented in person or by proxy at the Annual Meeting (representing approximately 88.73% of the voting power of the Company’s outstanding capital stock), constituting a quorum.
The Company’s stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, as further described in the Company’s 2026 Notice of Annual Meeting of Stockholders and Proxy Statement, as filed with the United States Securities and Exchange Commission on April 30, 2026 (the “2026 Proxy Statement”), and the final voting results for each such proposal:
Proposal 1: Election of three Class III director nominees to the Board of Directors of the Company, each to hold office until the 2029 annual meeting of stockholders and until his successor is elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Seth A Ravin	63,184,115	936,597	18,003,879
Steven Capelli	54,716,977	9,403,735	18,003,879
Jay Snyder	55,340,702	8,780,010	18,003,879
Proposal 2: Non-binding, advisory vote on the compensation of the Company’s Named Executive Officers, as further described in the 2026 Proxy Statement (Say-on-Pay Vote):

For	Against	Abstain	Broker Non-Votes
58,922,771	3,999,631	1,198,310	18,003,879
Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
82,071,095	28,489	25,007	–

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 4, 2026	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President, Chief Executive Officer and Chairman of the Board

2